MFS® BLENDED RESEARCH® CORE EQUITY PORTFOLIO	MFS® HIGH YIELD PORTFOLIO
MFS® BOND PORTFOLIO	MFS® INTERNATIONAL GROWTH PORTFOLIO
MFS® CORE EQUITY PORTFOLIO	MFS® INTERNATIONAL VALUE PORTFOLIO
MFS® EMERGING MARKETS EQUITY PORTFOLIO	MFS® MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO
MFS® GLOBAL GOVERNMENTS PORTFOLIO	MFS® MONEY MARKET PORTFOLIO
MFS® GLOBAL GROWTH PORTFOLIO	MFS® RESEARCH INTERNATIONAL PORTFOLIO
MFS® GLOBAL RESEARCH PORTFOLIO	MFS® STRATEGIC INCOME PORTFOLIO
MFS® GLOBAL TACTICAL ALLOCATION PORTFOLIO	MFS® TECHNOLOGY PORTFOLIO
MFS® GOVERNMENT SECURITIES PORTFOLIO

Effective immediately, the following is added after the third paragraph of the sub-section entitled "Investment Adviser" under the main heading "Management Of The Fund":

In addition to the conflicts of interest discussed elsewhere in this SAI, the Adviser may have other conflicts of interest related to its service as Adviser to the Fund and other accounts, its other business activities, and its employees.  In order to minimize conflicts of interest, all employees of the Adviser are subject to policies and procedures regarding conflicts of interest, appropriate business conduct, confidential and proprietary information, information barriers, private investments, outside business activities, personal trading, gifts and entertainment, political and charitable contributions, and other topics.  There is no guarantee that the Adviser will be successful in identifying or mitigating conflicts of interest.

The Adviser advises multiple accounts (including accounts in which the Adviser or an affiliate have an interest).  Investment and voting decisions made for one or more accounts may compete with, differ from, conflict with, or involve different timing from investment and voting decisions made for the Fund.  The Adviser's acting as investment adviser to multiple accounts could have a detrimental effect on the price, terms, or availability of a security as far as the Fund is concerned.

In certain instances there are securities that are suitable for the Fund's portfolios as well as for one or more other accounts advised by the Adviser or of any subsidiary of the Adviser or that the Adviser believes should no longer be held by the Fund's portfolios or by other accounts advised by the Adviser or any subsidiary of the Adviser. It is possible that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one account. Transactions for each account generally are effected independently unless the Adviser determines to purchase or sell the same securities for several clients at approximately the same time. The Adviser may, but is not required to, aggregate purchases and sales for several accounts. The simultaneous management of multiple accounts may create conflicts of interest, particularly in circumstances where the Adviser or an affiliate has an interest in one or more accounts, where one or more accounts pays higher fees or performance-based fees, or where the availability or liquidity of investment opportunities is limited. The Adviser has adopted policies that it believes are reasonably designed to ensure that when two or more accounts (including accounts in which the Adviser or an affiliate have an interest) are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among accounts in a manner believed by the Adviser to be fair and equitable to each.  Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security as far as the Fund is concerned.

Effective immediately, the section "Portfolio Transactions And Brokerage Commissions" is restated in its entirety as follows:

Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

The Adviser places all Fund orders for the purchase or sale of securities with the primary objective of seeking to obtain the best price and execution from responsible broker/dealers at competitive rates. The Adviser seeks to deal with broker/dealers that can meet a high standard of quality regarding execution services. The Adviser may also place value on a broker/dealer’s ability to provide useful research assistance. The Adviser takes into account all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market of the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker/dealer involved; the willingness of the broker/dealer to commit capital; the need for anonymity in the market; and the quality of services rendered by the broker/dealer in other transactions, including the quality of the broker/dealer’s research.

In certain circumstances, such as a buy-in for failure to deliver, the Adviser is not able to select the broker/dealer who will transact to cover the failure.  For example, if the Fund sells a security short and is unable to deliver the securities sold short, the broker/dealer through whom the Fund sold short must deliver securities purchased for cash, i.e., effect a buy-in, unless it knows that the Fund either is in the process of forwarding the securities to the broker/dealer or will do so as soon as possible without undue inconvenience or expense.  Similarly, there can also be a failure to

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deliver in a long transaction and a resulting buy-in by the broker/dealer through whom the securities were sold.  If the broker/dealer effects a buy-in, the Adviser will be unable to control the trading techniques, methods, venues or any other aspect of the trade used by the broker/dealer.

Commission rates vary depending upon trading techniques, methods, venues and broker/dealers selected as well as the market(s) in which the security is traded and its relative liquidity.  As noted above, the Adviser may utilize numerous broker/dealers and trading venues and strategies in order to seek the best execution for client transactions.  The Adviser periodically and systematically reviews the performance of the broker/dealers that execute Fund transactions, including the commission rates paid to broker/dealers by considering the value and quality of brokerage and research services provided.  The quality of a broker/dealer’s services is measured by analyzing various factors that could affect the execution of trades.  These factors include the ability to execute trades with a minimum of market impact, the speed and efficiency of executions, electronic trading capabilities, adequacy of capital, research provided to the adviser, and accommodation of the adviser’s special needs.  The Adviser may employ outside vendors to provide reports on the quality of broker/dealer executions.

In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker/dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker/dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Fund.

In allocating brokerage, the Adviser may take into consideration the receipt of research and brokerage services, consistent with its obligation to seek best price and execution for Fund transactions. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (‘‘Section 28(e)’’), the Adviser may cause the Fund to pay a broker/dealer which provides “brokerage and research services” (as defined by the Securities Exchange Act of 1934, as amended) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the effecting broker/dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Fund and its other clients. ‘‘Commissions,’’ as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions placed in the NASDAQ market.

The term ‘‘brokerage and research services’’ includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or required in connection therewith by applicable rules. Such services (‘‘Research’’) includes statistical, research, and other factual information or services such as: investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations. Such brokerage and research services are provided to the Adviser for no consideration other than brokerage or underwriting commissions. In determining whether a service or product qualifies as “brokerage and research services,” the Adviser evaluates whether the service or product provides lawful and appropriate assistance to the Adviser in carrying out its investment decision-making responsibilities. It is often not possible to place a dollar value on the brokerage and research services the Adviser receives from brokers. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions is based primarily on the professional opinions of the persons responsible for the placement and review of such transactions.

MFS has entered into Client Commission Agreements with broker/dealers that are involved from time to time in executing, clearing or settling securities transactions on behalf of the Fund (“Executing Brokers”) which provide for the Executing Brokers to pay a portion of the Commissions paid by the Fund for securities transactions (“Pooled Commissions”) to providers of Research (“Research Providers”). Such Research Providers produce Research for the benefit of MFS.

Because a Research Provider may play no role in executing client securities transactions, any Research prepared by that Research Provider may constitute third party research. MFS may use brokerage commissions, including Pooled Commissions, from the Fund’s portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

From time to time, MFS prepares a list of Research Providers that have been deemed by MFS to provide valuable Research (‘‘Research Firms’’) as determined periodically by MFS’ investment staff (“Research Votes”). Executing Brokers are eligible to be included in the list of Research Firms. All trades with Research Firms will be effected in accordance with MFS’ obligation to seek best execution for its client accounts. MFS uses a Research Vote as a guide for allocating Pooled Commissions. Compensation for Research may also be made pursuant to commissions paid on trades (“Trade Commissions”) executed by a Research Provider who is registered as a broker/dealer (“Broker Provider”). Under normal circumstances, Executing Brokers are compensated for Research solely through Trade Commissions. To the extent that payments for Research to a Broker Provider other than an Executing Broker are made pursuant to Trade Commissions, MFS will reduce the amount of Pooled Commissions to be paid to that Broker Provider for its Research. However, MFS will reduce the amount of Pooled Commissions to be paid to that Broker Provider by less than the full amount of Trade Commissions paid to that Broker Provider. Research Votes are also used as a guide for allocating cash payments, if any, made by MFS from its own resources and Pooled Commissions to Research Firms that are not Broker Providers.  Neither MFS nor the Fund have an obligation to any Research Firm if the amount of Trade Commissions and Pooled Commissions paid to the Research Firm is less than the applicable non-binding target.  MFS reserves the right to pay cash to the Research Firm from its own resources in an amount MFS determines in its discretion.

If the Adviser determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser may allocate the costs of such service or product accordingly in its reasonable discretion. MFS will allocate Trade Commissions and Pooled Commissions to Research Firms only for the portion of the service or product that MFS determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

In effecting portfolio transactions on behalf of the Fund and the Adviser’s other clients, the Adviser from time to time may instruct the broker/dealer that executes a transaction to allocate, or ‘‘step out,’’ a portion of such transaction to another broker/dealer. The broker/dealer to which the Adviser has ‘‘stepped out’’ would then settle and complete the designated portion of the transaction, and the executing broker/dealer

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would settle and complete the remaining portion of the transaction that has not been ‘‘stepped out.’’ Each broker/dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser’s receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid for execution only. The Research received may be useful and of value to the Adviser or its affiliates in serving both the Fund and other clients of the Adviser or its affiliates; accordingly, not all of the Research provided by broker/dealers through which the Fund effect securities transactions may be used by the Adviser in connection with the Fund. The Adviser, through the use of the Research, avoids the additional expenses that it would incur if it attempted to develop comparable information through its own staff or if it purchased such Research with its own resources.

Brokerage commissions paid by the Fund for certain specified periods, information concerning purchases by the Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for the Fund’s most recent fiscal year, are set forth in APPENDIX M.

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